EXHIBIT 99.2

PRESS RELEASE

Fibrocell Science and Intrexon Advance GM-HDF-COL7 toward Clinical Development for the Treatment of Recessive Dystrophic Epidermolysis Bullosa

— IND Filing Planned for 1H 2015 —

— Genetically-Modified Autologous Cell Therapy Potential First-in-Class Treatment for RDEB —

EXTON, PA and GERMANTOWN, MD — September 24, 2014 — Fibrocell Science, Inc., (NASDAQ: FCSC), an autologous cell therapy company primarily focused on developing first-in-class treatments for rare and serious skin and connective tissue diseases, and Intrexon Corporation (NYSE: XON), a leader in synthetic biology, today announced plans to file an investigational new drug (IND) application with the U.S. Food and Drug Administration (FDA) in the first half of 2015 for their drug candidate, GM-HDF-COL7 (genetically-modified human dermal fibroblast, collagen VII). The companies are developing this new cell-based therapeutic for the treatment of recessive dystrophic epidermolysis bullosa (RDEB), the most severe form of the rare connective tissue disorder epidermolysis bullosa.  Fibrocell and Intrexon commenced preclinical activities of GM-HDF-COL7 earlier this year and have since attained certain regulatory and development achievements including Orphan Drug Designation in June, a collaborative pre-IND meeting with the FDA in August, and initiation of clinical material manufacturing in September.

“We are encouraged with the progress of our collective efforts with Fibrocell to bring this new class of engineered therapeutics closer to the clinic to address the medical needs of patients with this rare and devastating disease,” said Gregory Frost, Ph.D., Senior Vice President of Intrexon’s Health Sector.  “Correcting a gene as large as the one disrupted in these patients through a genetically-modified cellular therapy highlights the potential of the UltraVector® platform to deliver solutions for diseases previously deemed untreatable.”

RDEB is an extremely debilitating genetic disorder that causes severe blistering and areas of missing skin that occurs when a mutation or error happens within the collagen VII gene.  This gene encodes the protein of the anchoring fibril which holds together the two layers of skin.  RDEB has the highest rate of morbidity and mortality of all the genetic blistering disorders and is often lethal before the age of 30.  There is no cure or approved treatment for this disease.

An overview of RDEB and an update on the development program for GM-HDF-COL7 will be provided at Fibrocell’s Research and Development (R&D) Day for analysts and investors being held today in New York City, with presentations by Alfred T. Lane, M.D., Professor Emeritus of Dermatology and Pediatrics at Stanford University School of Medicine, a leading expert on RDEB, and Suma Krishnan, Senior Vice President of Product Development for Intrexon.  GM-HDF-COL7 is the first clinical candidate to emerge from the Exclusive Channel Collaboration between Fibrocell and Intrexon leveraging their respective expertise in autologous fibroblast technology and synthetic biology.

“Fibrocell continues to focus its autologous fibroblast product pipeline on genetically-based orphan skin diseases for which there is a significant unmet need for treatments, and where our approach with Intrexon for creating personalized biologics provides distinctive advantages,” commented David

Pernock, Chairman and Chief Executive Officer of Fibrocell.  “Today during our R&D Day, a more complete picture of Fibrocell’s growth strategy will emerge, and we will present a deeper dive into the GM-HDF-COL7 program for RDEB, as well as a range of programs that deploy our unique autologous fibroblast technology.”

Presentations at Fibrocell Science’s R&D Day will be webcast live and can be accessed at: http://www.fibrocellscience.com/investors/events-and-presentations/.  A replay of the event will be archived on the company’s website for 30 days.

About Fibrocell Science, Inc.

Fibrocell Science, Inc. (NASDAQ: FCSC) is an autologous cell therapy company focused on developing first-in-class treatments for rare and serious skin and connective tissue diseases with high unmet medical needs. Fibrocell’s lead orphan drug program is in late-stage pre-clinical development for the treatment of RDEB (recessive dystrophic epidermolysis bullosa). Working in collaboration with Intrexon Corporation (NYSE:XON), a leader in synthetic biology, Fibrocell is genetically modifying autologous fibroblast cells to express target proteins that are inactive or missing from patients with rare genetic skin and connective tissue disorders. Fibrocell is also pursuing medical applications for azficel-T—the Company’s proprietary autologous fibroblast technology—for restrictive burn scarring and vocal cord scarring. Both indications are currently in Phase II clinical trials.  For additional information, visit www.fibrocellscience.com.

About Intrexon Corporation

Intrexon Corporation (NYSE:XON) is a leader in synthetic biology focused on collaborating with companies in Health, Consumer, Food, Energy, and Environment Sectors to create biologically-based products that improve the quality of life and the health of the planet.  Through the company’s proprietary UltraVector® platform and suite of technologies, Intrexon provides its partners with industrial-scale design and development of complex biological systems.  The UltraVector® platform delivers unprecedented control over the quality, function, and performance of living cells.  We call our synthetic biology approach and integrated technologies Better DNA®, and we invite you to discover more at www.DNA.com.

Fibrocell Forward-Looking Statement

This press release contains, and our officers and representatives may from time to time make, statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, among others, statements we make regarding our ability to develop breakthrough therapies for the treatment of skin and connective tissues diseases, and to expand our proprietary Personalized Biologics platform. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of Fibrocell Science’s control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) uncertainties relating to the initiation and completion of clinical trials; (ii) whether clinical trial results will validate and support the safety and efficacy of GM-HDF-COL7 or azficel-T; and (iii) our ability to establish additional strategic partnerships, as well as those set forth under the caption “Item 1A. Risk Factors” in Fibrocell Science’s most recent Form 10-K filing, as updated in “Item 1A. Risk Factors” in Fibrocell Science’s most recent Form 10-Q filing. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. In addition, Fibrocell Science operates in a highly competitive and rapidly changing environment, and new risks may arise. Accordingly, you should not place any reliance on forward-looking statements as a prediction of actual results. Fibrocell Science disclaims any intention to, and undertakes no obligation to, update or revise any forward-looking statement. You are also urged to carefully review and consider the various disclosures in Fibrocell Science’s most recent annual report on Form 10-K, our most recent Form 10-Q as well as other public filings with the SEC since the filing of Fibrocell Science’s most recent annual report.

Intrexon Safe Harbor Statement

Some of the statements made in this press release are forward-looking statements.  These forward-looking statements are based upon our current expectations and projections about future events and generally relate to our plans, objectives and expectations for the development of our business.  Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this press release.

# # #

Fibrocell Contacts:

Corporate Contact:
Fibrocell Science, Inc.
Gregory Weaver
Senior Vice President & Chief Financial Officer
Tel: +1 (484) 713-6000
gweaver@fibrocellscience.com

Investor Contact:
Susan Noonan
S.A. Noonan Communications, LLC
(212) 966-3650
susan@sanoonan.com

Intrexon Contacts:

Corporate Contact:
Marie Rossi, Ph.D.
Senior Manager, Technical Communications
Tel: +1 (301) 556-9850
publicrelations@intrexon.com

Investor Contact:
Christopher Basta
Vice President, Investor Relations
Tel: +1 (561) 410-7052
Investors@intrexon.com